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                                                                    EXHIBIT 99.8

             CUSTODIAN, FUND ACCOUNTING AND RECORDKEEPING AGREEMENT

                                 BY AND BETWEEN

                      KEYSTONE CUSTODIAN FUNDS, SERIES B-4

                                      AND

                      STATE STREET BANK AND TRUST COMPANY



     Agreement made as of this 31st day of December 1979 by and between KEYSTONE CUSTODIAN FUND, INC., a Delaware business corporation ("KCF"), as TRUSTEE OF KEYSTONE CUSTODIAN FUND, SERIES B-4, a Pennsylvania common law trust having its principal place of business at 99 High Street, Boston, Massachusetts 02110, (the "Fund'), and STATE STREET BANK AND TRUST COMPANY, a Massachusetts banking corporation, having its principal place of business at 225 Franklin Street, Boston, Massachusetts 02110 ("State Street").


                                WITNESSETH THAT:

     In consideration of the mutual agreements herein contained, the Fund and State Street agree as follows:

     I. DEPOSITORY

     The Fund hereby appoints State Street as its Depository subject to the provisions hereof. The Fund shall deliver to State Street certified or authenticated copies of its Trust Agreement, all amendments thereto, a certified copy of the resolution of KCF's board of directors appointing State Street to act in the capacities covered by this Agreement and authorizing the signing of this Agreement and copies of such resolutions of KCF's board of directors, contracts and other documents as may be reasonably required by State Street in the performance of its duties hereunder.

     II. CUSTODIAN

         1. The Fund appoints State Street as its Custodian, subject to the provisions hereof. State Street hereby accepts such appointment as Custodian. As such Custodian, State Street shall retain all securities, cash and other assets now owned or hereafter acquired by the Fund, and the Fund shall deliver and pay or cause to be delivered and paid to State Street, as Custodian, all securities, cash and other assets now owned or hereafter acquired by the Fund during the period of this Agreement.

         2. All securities delivered to State Street (other than in bearer form) shall be properly endorsed and in proper form for transfer into or in the name of the Fund, of a nominee of State Street for the exclusive use of the Fund or of such other nominee as may be mutually agreed upon by State Street and the Fund.

         3. As Custodian, State Street shall promptly:

            A. Safekeeping. Keep safely in a separate account the securities of the Fund, including without limitation all securities in bearer form, and on behalf of the Fund, receive delivery of certificates, including without limitation all securities in bearer form, for safekeeping and keep such certificates physically segregated at all times from those of any other person. State Street shall maintain records of all receipts, deliveries and locations of such securities, together with a current inventory thereof and shall conduct periodic physical inspections of certificates representing bonds and other securities held by it under this Agreement at least annually in such manner as State Street shall determine from time to time to be advisable in order to verify the accuracy of such inventory. State Street shall provide the Fund with copies of any reports of its internal count or other verification of the securities of the Fund held in its custody, including reports on its own system of internal accounting control. In addition, if and when independent certified public accounts retained by State Street shall count or otherwise verify the securities of the Fund held in State Street's custody, State Street shall provide the Fund with a copy of the report of such accountants. With respect to securities held by any agent appointed pursuant to paragraph 6-C of section II hereof, State Street may rely upon certificates from such agent as to the holdings of such agent, it being understood that such reliance in no way releases State Street of its responsibilities or liabilities under this Agreement. State Street shall promptly report to the Fund the results of such inspections, indicating any shortages or discrepancies uncovered thereby, and take appropriate action to remedy any such shortages or discrepancies.

            B. Use of a System for the Central Handling of Securities. Not withstanding any other provision of this Agreement, if in the best interest of the Fund, deposit all or any part of the securities owned by the Fund in the book-entry system of the Federal Reserve Banks (hereinafter called the ("system") and to use the facilities of such system, all as provided under the provisions of Rule 17f-4 of the Investment Company Act of 1940, as amended. Without limiting the generality of such use, the following provisions shall apply thereto:

         (1) State Street may keep securities of the Fund in the system provided that such securities are represented in an account ("Account") of State Street's (or its agent) in the system which shall not include any assets of State Street (or such agent) other than assets held as fiduciary, custodian or otherwise for customers. The records of State Street (and such agents) shall at all times during the regular business hours of State Street (or such agents) be open for inspection by duly authorized officers, employees or agents of the Fund and employees and agents of the Securities and Exchange Commission.

         (2) State Street shall send to the Fund a confirmation of all transfers to or from the System for the account of the Fund. Where securities are transferred to the Fund's accounts, State Street shall, by book-entry or otherwise, identify as belonging to the Fund a quantity of securities in a fungible bulk of securities (i) registered in the name of State Street or its nominee or (ii) shown on State Street's account on the books of the appropriate Federal Reserve Bank. For this purpose, the term "confirmation" means advice or notice of transaction; it is not intended to require preparation by State Street of the confirmation required of broker-dealers under the Securities Exchange Act of 1934.

         (3) State Street shall promptly send to the Fund any report it receives from the appropriate Federal Reserve Bank on its system of internal accounting control.

         (4) Anything to the contrary in this Agreement notwithstanding, State Street shall be liable to the Fund for any claim, liability, loss or expense, including attorney's fees, resulting to such Fund from use of the system by reason of any negligence, misfeasance or misconduct of State Street or any of its agents) or of any of its (or their) employees or from any failure of State Street (or any such agent) to enforce effectively such rights as it (or they) may have against the system. At the election of the Fund, it shall be entitled to be subrogated to State Street or its agents in any claim against the system or any other person which State Street, its agents may have as a consequence of any such claim, liability, loss or expense if and to the extent that the Fund has not been made whole for such claim, liability, loss or expense.

            C. Registered Name, Nominee. Register securities of the Fund held by State Street in the name of the Fund, of a nominee of State Street for the exclusive use of the Fund, of such other nominee as may be mutually agreed upon, or of any mutually acceptable nominee of any agent appointed pursuant to paragraph 6-C of section II hereof.

            D. Purchases. Upon receipt of proper instructions (as defined in paragraph 5-A of section II hereof; hereafter "proper instructions") and insofar as cash is available for the purpose, pay for and receive all securities purchased for the account of the Fund, payment being made only upon receipt of the securities by State Street (or any bank, banking firm, responsible commercial agent or trust company doing business in the United States and appointed pursuant to paragraph 6-C of section II hereof as State Street's agent for this purpose) registered as provided in paragraph 3-C of section II hereof or in form for transfer satisfactory to State Street, or, in the case of repurchase agreements entered into between the Fund and bank or a dealer, delivery of the securities either in certificate form or through an entry crediting State Street's account at the Federal Reserve Bank with such securities. All securities accepted by State Street shall be accompanied by payment of, or a "due bill" for, any dividends, interest or other distributions of the issuer, due the purchaser. In any and every case of a purchase of securities for the account of the Fund where payment is made by State Street in advance of receipt of the securities purchased, State Street shall be absolutely liable to the Fund for such securities to the same extent as if the securities had been received by State Street except that in the case of repurchase agreements entered into by the Fund with a bank which is a member of the Federal Reserve System, State Street may transfer funds to the account of such bank prior to the receipt of written evidence that the securities subject to such repurchase agreement have been transferred by book-entry into a segregated nonproprietary account of State Street maintained with the Federal Reserve Bank of Boston, provided, that such securities have in fact been so transferred by book-entry; provided, further, however, that State Street and the Fund agree to use their best efforts to insure receipt by State Street of copies of documentation for each such transaction as promptly as possible.

            E. Exchanges. Upon receipt of proper instructions, exchange securities, interim receipts or temporary securities held by it or by any agent appointed by it pursuant to paragraph 6-C of section II hereof for the account of the Fund for other securities alone or for other securities and cash, and expend cash insofar as cash is available in connection with any merger, consolidation, reorganization, recapitalization, split-up of shares, changes of par value, conversion or in connection with the exercise of warrants, subscription or purchase rights, or otherwise, and deliver securities to the designated depository or other receiving agent in response to tender offers or similar offers to purchase received in writing; provided that in any such case the securities and/or cash to be received as a result of any such exchange, expenditure or delivery are to be delivered to State Street or its agents. State Street shall give notice as provided under paragraph 6F of section II hereof to the Fund in connection with any transaction specified in this paragraph and at the same time shall specify to the Fund whether such notice relates to securities held by an agent appointed pursuant to paragraph 6-C of section II hereof, so that the Fund may issue to State Street proper instructions for State Street to act thereon prior to any expiration date (which shall be presumed to be two business days prior to such date unless State Street has previously advised the Fund of a different period). The Fund shall give to State Street full details of the time and method of submitting securities in response to any tender or similar offer, exercising any subscription or purchase right or making any exchange pursuant to this paragraph. When such securities are in the possession of an agent appointed by State Street pursuant to paragraph 6-C of section II hereof, the proper instructions referred to in the preceding sentence must be received by State Street in timely enough fashion (which shall be presumed to be three business days unless State Street has advised the Fund in writing of a different period) for State Street to notify the agent in sufficient time to permit such agent to act prior to any expiration date.

            F. Sales. Upon receipt of proper instructions and upon receipt of full payment therefor, release and deliver securities which have been sold for the account of the Fund. At the time of delivery all such payments are to be made in cash, by a certified check upon or a treasurer's or cashier's check of a bank, by effective bank wire transfer through the Federal Reserve Wire System or, if appropriate, outside of the Federal Reserve Wire System and subsequent credit to the Fund's Custodian account, or, in case of delivery through a stock clearing company, by book-entry credit by the stock clearing company in accordance with the then current "street" custom.

            G. Purchases by Issuer. Upon receipt of proper instructions, release and deliver securities owned by the Fund to the issuer thereof or its agent when such securities are called, redeemed, retired or otherwise become payable; provided that in any such case, the cash or other consideration is to be delivered to State Street.

            H. Changes of Name and Denomination. Upon receipt of proper instructions, release and deliver securities owned by the Fund to the issuer thereof or its agent for transfer into the name of the Fund or of a nominee of State Street or of the Fund for the exclusive use of the Fund or for exchange for a different number of bonds, certificates, or other evidence representing the same aggregate face amount or number of units bearing the same interest rate, maturity date and call provisions if any; provided that in any such case, the new securities are to be delivered to State Street.

            I. Street Delivery. In connection with delivery in New York City and upon receipt of proper instructions, which in the case of registered securities may be standing instructions, release securities owned by the Fund upon receipt of a written receipt for such securities to the broker selling the same for examination in accordance with the existing "street delivery" custom. In every instance either payment in full for such securities shall be made or such securities shall be returned to the custodian that same day. In the event existing "street delivery" custom is modified, State Street shall obtain authorization from the board of directors of KCF prior to any such of such modified "street delivery" custom.

            J. Release of Securities for Use as Collateral. Upon receipt of proper instructions and subject to section 3(b) of Article III of the Trust Agreement, release securities belonging to the Fund to any bank or trust company for the purpose of pledge, mortgage or hypothecation to secure any loan incurred by the Fund; provided, however, that securities shall be released only upon payment to State Street of the monies borrowed, except that in cases where additional collateral is required to secure a borrowing already made, subject to proper prior authorization from the Fund, further securities may be released for that purpose. Upon receipt of proper instructions, pay such loan upon redelivery to it of the securities pledged or hypothecated therefore and upon surrender of the note or notes evidencing the loan.

            K. Release or Delivery of Securities for Other Purposes. Upon receipt of proper instructions, release or deliver any securities held by it for the account of the Fund for any other purpose (in addition to those specified in paragraphs 3-E, 3-F, 3-G, 3-H, 3-I and 3-J of section II hereof) which the Fund declares is a proper corporate purpose pursuant to proper instructions.

            L. Proxies, Notices, Etc. State Street shall promptly forward upon receipt to the Fund all forms of proxies and all notices of meetings and any other notices or announcements affecting or relating to the securities, including without limitation notices relating to class action claims and bankruptcy claims, and upon receipt of proper instructions execute and deliver or cause its nominee to execute and deliver such proxies or other authorizations as may be required. State Street, its nominee or its agents shall not vote upon any of the securities or execute any proxy to vote thereon or give any consent or take any other action with respect thereto (except as otherwise herein provided) unless ordered to do so by proper instructions. State Street shall require its agents and sub-custodians appointed pursuant to paragraph 6-C of section II hereof to forward any such announcements and notices to State Street upon receipt.

            M. Miscellaneous. In general, attend to all nondiscretionary details in connection with the sale, exchange, substitution, purchase, transfer or other dealing with such securities or property of the Fund, except as otherwise directed by the Fund pursuant to proper instructions. State Street shall render to the Fund daily a report of all monies received or paid on behalf of the Fund, an itemized statement of the securities and cash for which it is accountable to the Fund under this Agreement and itemized statement of security transactions which settled the day before and shall render to the Fund weekly an itemized statement of security transactions which failed to settle as scheduled. At the end of each week State Street shall provide a list of all security transactions that remain unsettled at such time.

         4. Additionally, as Custodian, State Street shall promptly:

            A. Bank Account. Retain safely all cash of the Fund, other than cash maintained by the Fund in a bank account established and used in accordance with Rule 14f-3 under the Investment Company Act of 1940, as amended, in the banking department of State Street in a separate account or accounts in the name of the Fund, subject only to draft or order by State Street acting pursuant to the terms of this Agreement. If and when authorized by proper instructions in accordance with a vote of the board of directors of KCF, State Street may open and maintain an additional account or accounts in such other bank or trust companies as may be designated by such instructions, such account or accounts, however, to be solely in the name of State Street in its capacity as custodian and subject only to its draft or order in accordance with the terms of this Agreement. State Street shall furnish the Fund, not later than thirty (30) calendar days after the last business day of each month, a statement reflecting the current status of its internal reconciliation of the closing balance as of that day in all accounts described in this paragraph to the balance shown on the daily cash report for that day rendered to the Fund.

            B. Collections. Unless otherwise instructed by receipt of proper instructions, collect, receive and deposit in the bank account or accounts maintained pursuant to paragraph 4-A of section II hereof all income and other payments with respect to the securities held hereunder, execute ownership and other certificates and affidavits for all federal and state tax purposes in connection with the collection of bond and note coupons, do all other things necessary or proper in connection with the collection of such income, and without waiving the generality of the foregoing:

               (1) Present for payment on the date of payment all coupons and other income items requiring presentation;

               (2) present for payment all securities which may mature or be called, redeemed, retired or otherwise become payable on the date such securities become payable;

               (3) endorse and deposit for collection, in the name of the Fund, checks, drafts or other negotiable instruments on the same day as received.

         In any case in which State Street does not receive any such due and unpaid income within a reasonable time after it has made proper demands for the same (which shall be presumed to consist of at least three demand letters and at least one telephonic demand), it shall so notify the Fund in writing, including copies of all demand letters, any written responses thereto, and memoranda of all oral responses thereto and to telephonic demands, and await proper instruction; the Custodian shall not be obliged to take legal action for collection unless and until reasonably indemnified to its satisfaction for the reasonable costs of such legal action for collection. It shall also notify the Fund as soon as reasonably practicable whenever income due on securities is not collected in due course.

            C. Sale of Shares of the Fund. Make such arrangements with the Transfer Agent of the Fund as will enable State Street to make certain it receives the cash consideration due to the Fund for shares of the Fund as may be issued or sold from time to time by the Fund, all in accordance with the Fund's Trust Agreement, as amended.

            D. Dividends and Distributions. Upon receipt of proper instruction, release or otherwise apply cash insofar as cash is available for the purpose for the payment of dividends or other distributions to shareholders of the Fund.

            E. Redemption of Shares of the Fund. From such funds as may be available for the purpose, but subject to the limitation of the Fund's Trust Agreement as amended, and applicable resolutions of the board of directors of KCF pursuant thereto, make funds available to shareholders who have delivered to the Transfer Agent a request for redemption of their shares by the Fund pursuant to said Trust Agreement, as amended.

         In connection with the redemption of shares of the Fund pursuant to the Fund's Trust Agreement, as amended, State Street is authorized and directed upon receipt of proper instructions from the Transfer Agent for the Fund to make funds available for transfer through the Federal Reserve Wire System or by other bank wire to a commercial bank account designated by the redeeming shareholder.

            F. Stock Dividends, Rights, Etc. Receive and collect all stock dividends, rights and other items of like nature; and deal with the same pursuant to proper instructions relative thereto.

            G. Disbursements. Upon receipt of proper instructions, make or cause to be made, insofar as cash is available for the purpose, disbursements for the payment on behalf of the Fund of taxes or reimbursement to State Street or Keystone Custodian Funds, Inc. for their payment of any such taxes and of the management fee and recurring charge as provided by article I, section 3 of the Fund's Trust Agreement, as amended.

            H. Other Proper Corporate Purposes. Upon receipt of proper instructions, make or cause to be made, insofar as cash is available for the purpose, disbursements for any other purpose (in addition to the purposes specified in paragraphs 3-D, 3-E, 4-D, 4-E, and 4-G of this Agreement) which the Fund declares is a proper corporate purpose.

            I. Records. Create, maintain and retain all records (a) relating to its activities and obligations under this Agreement in such manner as shall meet the obligations of the Fund under the Investment Company Act of 1940, as amended, particularly Section 31 thereof and Rules 31a-1 and 31a-2 thereunder, under applicable federal and State tax laws and under any other law or administrative rules or procedures which may be applicable to the Fund, (b) necessary to comply with the representations of Part I - Fund Custodian Services and Part II - Portfolio Pricing and Accounting of State Street's Response, dated May 1, 1979, as amended, to Keystone Custodian Funds, Inc.'s and the Massachusetts Companies, Inc.'s Request for Proposal, dated March 19, 1979, as amended, (amendments after June 22, 1979 are set forth in Exhibit B) ("Parts I and II"), insofar as such representations relate to the creation, maintenance and retention of records for the Fund, or (c) as reasonably requested from time to time by the Fund. All records maintained by State Street in connection with the performance of its duties under this Agreement shall remain the property of the Fund and in the event of termination of this Agreement shall be delivered in accordance with the terms of paragraph 8 below.

            J. Miscellaneous. Assist generally in the preparation of routine reports to holders of shares of the Fund, to the Securities and Exchange Commission, including forms N1-R and N-1Q, to State "Blue Sky" authorities, to others in the auditing of accounts and in other matters of like nature, as required to comply with the representations of Parts I and II insofar as such representations relate to the preparation of reports for the Fund and as otherwise reasonably requested by the Fund.

            K. Fund Accounting and Net Asset Value Computation. State Street shall maintain the general ledger and all other books of account of the Fund, including the accounting for the Fund's portfolio. In addition, upon receipt of proper instructions, which may be deemed to be continuing instructions, State Street shall daily compute the net asset value of the Shares of the Fund and the total net asset value of the Fund. State Street shall, in addition, perform such other services incidental to its duties hereunder as may be reasonably requested from time to time by the Fund.

            L. Services under Parts I and Part II. In addition to the services specified herein, State Street shall perform those services set forth in Parts I and II, including without limitation general ledger accounting, daily Fund portfolio pricing and custodian services to the extent such services relate to the Fund; provided, however, that in the event that Parts I and II as they relate to the Fund are in conflict with the terms of this Agreement, the terms of this Agreement shall govern.

         5. State Street and the Fund further agree as follows:

            A. Proper Instructions. State Street shall be deemed to have received proper instructions upon receipt of written instructions signed by KCF's board of directors or by one or more person or persons as KCF's board of directors shall have from time to time authorized to give the particular class of instructions for different purposes. A copy of a resolution or action of the board of directors certified by the secretary or an assistant secretary of KCF may be received and accepted by State Street as conclusive evidence of the instruction of KCF's board of directors and/or the authority of any person or persons to act on behalf of the Fund and may be considered as in full force and effect until receipt of written notice to the contrary. Such instruction may be general or specific in terms. Oral instructions will be considered proper instructions if the Custodian reasonably believes them to have been by a person authorized by the board of directors to give such oral instructions with respect to the class of instruction in question. The Fund shall cause all oral instructions to be confirmed in writing.

            B. Investments, Limitations. In performing its duties generally, and more particularly in connection with the purchase, sale and exchange of securities made by or for the Fund, State Street may take cognizance of the provisions of the Trust Agreement of the Fund, as amended; provided, however, that except as otherwise expressly provided herein, State Street may assume unless and until notified in writing to the contrary that instructions purporting to be proper instructions received by it are not in conflict with or in any way contrary to any provisions of the Trust Agreement of the Fund, as amended, or resolutions or proceedings of the board of directors of KCF.

         6. State Street and the Fund further agree as follows:

            A. Indemnification. State Street, as Depository and Custodian, shall be entitled to receive and act upon advice of counsel (who may be counsel for the Fund) and shall be without liability for any action reasonably taken or thing reasonably done pursuant to such advice; provided that such action is not in violation of applicable Federal or State laws or regulations or contrary to written instructions received from the Fund, and shall be indemnified by the Fund and without liability for any action taken or thing done by it in carrying out the terms and provisions of this Agreement in good faith and without negligence, misfeasance or misconduct. In order that the indemnification provision contained in this paragraph shall apply, however, if the Fund is asked to indemnify or save State Street harmless, the Fund shall be fully and promptly advised of all pertinent facts concerning the situation in question, and State Street shall use all reasonable care to identify and notify the Fund fully and promptly concerning any situation which presents or appears likely to present the probability of such a claim for indemnification against the Fund. The Fund shall have the option to defend State Street against any claim which may be the subject of this indemnification, and thereupon the Fund shall take over complete defense of the claim, and State Street shall initiate no further legal or other expenses for which it shall seek indemnification under this paragraph. State Street shall in no case confess any claim or make any compromise in any case in which the Fund will be asked to indemnify State Street except with the Fund's prior written consent.

            B. Expenses Reimbursement. State Street shall be entitled to receive from the Fund on demand reimbursement for its cash disbursements, expenses and charges, excluding salaries and usual overhead expenses, as set forth in Schedule A.

            C. Appointment of Agent. State Street, as Custodian, may appoint (and may remove) any other bank, trust company or responsible commercial agent as its agent to carry out such of the provisions of this Agreement as State Street may from time to time direct; provided, however, that the appointment of any such agent shall not relieve State Street of any of its responsibilities under this Agreement.

            D. Reliance on Documents. So long as and to the extent that it is in good faith and in the exercise of reasonable care, State Street, as Depository and Custodian, shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received by it or delivered by it pursuant to this Agreement, shall be protected in acting upon any instructions, notice, request consent, certificate or other instrument or paper reasonably believed by it to be genuine and to constitute proper instructions under this Agreement and shall, except as otherwise specifically provided in this Agreement, be entitled to receive as conclusive proof of any fact or matter required to be ascertained by it hereunder a certificate signed by KCF's board of directors, the secretary or an assistant secretary of the Fund or any other person expressly authorized by the board of directors of KCF.

            E. Access to Records. Subject to security requirements of State Street applicable to its own employees having access to similar records within State Street and such regulations as to the conduct of such monitors as may be reasonably imposed by State Street after prior consultation with an authorized officer of the Fund, books and records of State Street pertaining to its actions under this Agreement shall be open to inspection and audit at reasonable times by the directors of, attorneys for, auditors employed by the Fund or any other person as KCF's board of directors shall direct.

            F. Record-Keeping. State Street shall maintain such records as shall enable the Fund to comply with the requirements of all Federal and State laws and regulations applicable to the Fund with respect to the matters covered by this Agreement and shall comply with the representations of Parts I and II as such representations relate to maintaining records of the Fund.

         7. The Fund shall pay State Street for its services as Custodian such compensation as shall be as specified in the attached Exhibit A. Such compensation shall remain fixed for two years from the date hereof, unless this Agreement is terminated as provided in section 8A, and shall remain fixed for an additional year in the event the Fund decides to continue this Agreement for such period; provided, however, that in the event either party terminates this Agreement as provided in section 8A State Street hereby guarantees and agrees that no new Agreement entered into between the parties shall require payment of compensation greater than that specified herein during such three year period.

         8. State Street and the Fund further agree as follows:

            A. Effective Period, Termination, Amendment and Interpretive and Additional Provisions. This Agreement shall become effective as of the date of its execution, shall continue in full force and effect until terminated as hereinafter provided, may be amended at any time by mutual agreement of the parties hereto and may be terminated by either party by an instrument in writing delivered or mailed, postage prepaid, to the other party, such termination to take effect sixty (60) days after the date of such delivery or mailing; and further provided, that the Fund may by action of KCF's board of directors substitute another bank or trust company for State Street by giving notice as provided above to State Street. The Fund or State Street shall not amend or terminate this Agreement in contravention of any applicable Federal or State laws or regulations or any provision of the Trust Agreement of the Fund, as amended, and provided, that prior to three years from the date hereof State Street shall not terminate this Agreement except in the event of the Fund's substantial default hereunder which default continues uncorrected after notice to the Fund of such default for thirty (30) days, such termination to take effect as provided above; provided, however, that in the event of such termination State Street shall remain as Custodian hereunder for a reasonable period thereafter if the Fund after using its best efforts is unable to find a Successor Custodian.

            In connection with the operation of this Agreement, State Street and the Fund may agree from time to time on such provisions interpretive of or in addition to the provisions of this Agreement as may in their joint opinion be consistent with the general tenor of this Agreement, any such interpretive or additional provision to be signed by both parties and annexed hereto, provided that no such interpretive or additional provisions shall contravene any applicable Federal or State laws or regulations, or any provision of the Fund's Trust Agreement as amended. No interpretive provisions made as provided in the preceding sentence shall be deemed to be an amendment of this Agreement.

            B. Successor Custodian. Upon termination hereof or in the inability of the Custodian to continue to serve hereunder, the Fund shall pay to State Street such compensation as may be due for services through the date of such termination and shall likewise reimburse State Street for its costs, expenses and disbursements incurred prior to such termination in accordance with paragraph 6-B of section II hereof and such reasonable costs, expenses and disbursements as may be incurred by State Street in connection with such termination.

         If a Successor Custodian is appointed by the board of directors of KCF in accordance with section 1(b) of Article V of the Fund's Trust Agreement, as amended, State Street shall, upon termination, deliver to such Successor Custodian at the office of State Street, properly endorsed and in proper form for transfer, all securities then held hereunder, all cash and other assets of the Fund deposited with or held by it hereunder.

         If no such Successor Custodian is appointed, State Street shall, in like manner at its office, upon receipt of a certified copy of a resolution of the shareholders pursuant to section 1(b) of Article V of the Fund's Trust Agreement, as amended, deliver such securities, cash and other properties in accordance with such resolutions.

         In the event that no written order designating a Successor Custodian or certified copy of a resolution of the shareholders shall have been delivered to State Street on or before the date when such termination shall become effective, then State Street shall have the right to deliver to a bank or trust company doing business in Boston, Massachusetts of its own selection, having an aggregate capital surplus and undivided profits, as shown by its last published report, of not less than $5,000,000, all securities, cash and other properties held by State Street and all instruments held by State Street and all instruments held by it relative thereto and all other property held by it under this Agreement. Thereafter, such bank or trust company shall be the Successor of State Street under this Agreement and subject to the restrictions, limitations and other requirements of the Fund's Trust Agreement and By-Laws, both as amended.

         In the event that securities, funds, And other properties remain in the possession of State Street after the date of termination hereof owing to failure of the Fund to procure the certified copy above referred to, or of KCF's board of directors to appoint a Successor Custodian, State Street shall be entitled to fair compensation for its services during such period and the provisions of this Agreement relating to the duties and obligations of State Street shall remain in full force and effect.

            C. Duplicate Records and Backup Facilities. State Street shall not be liable for loss of data, occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, fire, flood or catastrophe, acts of God, insurrection, war, riots, or failure of transportation, communication or power supply. However, State Street shall keep in a separate and safe place additional copies of all records required to be maintained pursuant to this Agreement or additional tapes, disks or other sources of information necessary to reproduce all such records. Furthermore, at all times during this Agreement, State Street shall maintain a contractual arrangement whereby State Street will have a back-up computer facility available for its use in providing the services required hereunder in the event circumstances beyond State Street's control result in State Street not being able to process the necessary work at its principal computer facility, State Street shall, from time to time, upon request from the Fund provide written evidence and details of its arrangement for obtaining the use of such a back-up computer facility. State Street shall use its best efforts to minimize the likelihood of all damage, loss of data, delays and errors resulting from an uncontrollable event, and should such damage, loss of data, delays or errors occur, State Street shall use its best efforts to mitigate the effects of such occurrence. Representatives of the Fund shall be entitled to inspect the State Street premises and operating capabilities within reasonable business hours upon reasonable notice to State Street, and, upon request of such representative or representatives, State Street shall from time to time as appropriate, furnish to the Fund a letter setting forth the insurance coverage thereon, any changes in such coverage which may occur and any claim relating to the Fund which State Street may have made under such insurance.

            D. Confidentiality. State Street agrees to treat all records and other information relative to the Fund confidentially and State Street on behalf of itself and its officers, employees and agents agrees to keep confidential all such information, except after prior notification to and approval by the Fund (which approval shall not be unreasonably withheld and may not be withheld where State Street may be exposed to civil or criminal contempt proceedings), when requested to divulge such information by duly constituted authorities or when so requested by a properly authorized person.

                  (a) State Street and the Fund agree that they, their officers, employees and agents shall maintain all information disclosed to them by the other in connection with this Agreement in confidence and will not disclose any such information to any other person, nor use such information for their own benefit or for the benefit of third parties without the consent in writing of the other; provided, however, that each party shall have the right to use any such information for its own necessary internal purposes while this Agreement is in effect.
             The provisions of the paragraph shall not apply to information which (i) is in or becomes part of the public domain, or (ii) is demonstrably known previously to the party to whom it is disclosed, or (iii) is independently developed outside this Agreement by the party to whom it is disclosed or (iv) is rightfully obtained from third parties by the party to whom it is disclosed.


         9. The Fund shall not circulate any printed matter which contains any reference to State Street without the prior written approval of State Street, excepting solely such printed matter as merely identifies State Street as Depository or Custodian. The Fund will submit printed matter requiring approval to State Street in draft form, allowing sufficient time for review by State Street and its counsel prior to any deadline for printing.

         10. In the event of a reorganization of the Fund through a merger, consolidation, sale of assets or other reorganization, State Street, at the request of the Fund, shall act as Custodian for shares of any investment company or other company obtained in any such reorganization by the Fund for distribution to those Fund shareholders whose shares are represented by certificates. The Fund shall give notice to each such shareholder of his or her right to exchange his or her Fund shares represented by certificates for shares held by the Custodian upon surrender to the Custodian of his or her certificates representing such Fund shares properly endorsed and in proper form for transfer. Upon the surrender of such Fund certificates State Street will issue a certificate or certificates to the surrendering shareholder for an approximate number of shares held by State Street, unless such shareholder establishes an Open Account Plan or other similar account at the time in which case such shares will be credited to his or her account. State Street shall not be required to issue certificates for any fractional shares held by it. Instead, fractional interests in such shares shall be distributed to the shareholder in cash at their then current market value or, if the fractional share represents an interest in an investment company, it shall be redeemed by State Street at the then current redemption price for such shares and the proceeds of such redemption shall be distributed to such shareholder in cash. The Custodian shall not release to any shareholder any such shares held by it until such shareholder has properly surrendered for exchange his or her Fund shares represented by certificates.

         11. This Agreement is executed and delivered in the Commonwealth of Massachusetts and shall be subject to and be construed in accordance with the laws of said Commonwealth.

         12. Notices and other writings delivered or mailed postage prepaid to the Fund, c/o Keystone Custodian Funds, Inc., 99 High Street, 32nd Floor, Boston, Massachusetts 02110 or to State Street at 225 Franklin Street, Boston, Massachusetts 02110 or to such other address as the Fund or State Street may hereafter specify, shall be deemed to have been properly delivered or given hereunder to the respective address.

         13. It is understood and is expressly stipulated that neither the holders of shares in the Fund nor KCF's board of directors, officers or employees shall be personally liable hereunder, but only the assets of the Fund shall be bound.

         14. This Agreement shall be binding on and shall inure to the benefit of the Fund and State Street and their respective successors or assigns.

         15. State Street and the Fund hereby agree that the Custodian Agreement, dated August 1, 1963 between them shall terminate upon the effectiveness of this Agreement.

         16. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original.


         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by a duly authorized officer as of the day and year first above written.





ATTEST: KEYSTONE CUSTODIAN FUNDS, INC., as Trustee for Keystone Custodian Fund, Series B-4


/s/ Rosemary Van Antwerp                 By: /s/ George S. Bissell
----------------------------             ----------------------------------
                                         Chief Executive Officer

ATTEST:                                  STATE STREET BANK AND TRUST COMPANY


/s/ [illegible]                          By: /s/ J.R. Towers
----------------------------             ----------------------------------
                                         Vice President


#10160634

                                   SCHEDULE A

                      Keystone Custodian Fund, Series B-4

                      State Street Bank and Trust Company

          Custodian, Fund Accounting and Records Keeping fee Schedule



I.       Annual Fee

         $6,000


II.      Out-of-Pocket Expenses

         A billing for the recovery of applicable out-of-pocket expenses will be made as of the end of each month. Out-of-pocket expenses include the following:

                  Telephone
                  Postage and insurance
                  Courier service
                  Legal fees
                  Supplies related to Fund records
                  Duplicating
                  Transfer fees
                  Sub-Custodian charges
                  Wire Service ($2.00 in or out)


III.     Additional Services

         Any modifications, innovations, improvements or other changes made by State Street in the services and reports which it provides to other customers receiving its custodial, portfolio accounting and records-keeping services without additional charges or fees shall be provided to the Fund at its request for no additional charge or fee.

                                   SCHEDULE B



I.       Operating Plan - Fund Custodian Services

         1.       Page 1

                  (a) Trade instructions by tape input compatible with the SPARK system will not be given.

                  (b) System 34 terminals will not be provided for trade input.

         2.       Page 2

                  (a) Distributions will be charged against the custodian account and credited to the disbursement account on the payable date.

                  (b) Reports - improved or new SPARK Reports will be made available to the Fund at its request for no additional cost, if made available at no additional cost to other customers of State Street.

II.      Fund Custodian Services

         A.       Page 1

                  (1) The Fund will receive Custody and Full Accounting
                      Services.

         B.       Page 2

                  (1) Polaris Fund Inc. is now Keystone International Fund Inc.

III.     I.       Custodian Reports

         A.       Page 1

                  (2) Analytics - Spark information reports - the Funds will receive none of these.

IV.      KM - SSB Reports Comparison

         A.       Page 1 - MASSCO Report

                  (1) (9) Different form with similar content to be prepared for Keystone Tax Free Fund (Massachusetts Fund for Tax Exempt Income) rather than Master Reserves Trust (MRT).

                  (2) (12) To be prepared for all Funds.

                  (3) (13) Trade Settlement Authorizations and all other
                           reports as provided to the Keystone
                           Funds will be provided MassCo Funds.

                  (4) (26) Initial instructions in memo from Mr. Joseph Naples.
                           Instructions may be changed from time to time by proper instructions.

                  (5) (30) Letter to be supplied by Bradford Trust Company.

                  (6) (31) Report to be supplied by Bradford Trust Company.

         B.       Keystone Reports

                  (1) (3)  Information to be supplied by Open Order System.

                  (2) (16) Will be prepared manually by State Street.
                           Calculations to be based on initial
                           instructions provided under (4)(26) memo.

                  (3) (18) To be prepared by State Street.

                  (4) (30) New SPARK Report to be provided the Funds.

                  (5) (31) Priding Quotes for foreign issues, restricted
                           securities and private placements not otherwise available to State Street to be supplied by the Fund.

                  (6) (46) KIMCO Reports unnecessary.

                  (7) (58) State Street to prepare manually.

                  (8) (57) Keystone to provide.

                  (9) (70) New SPARK report to be provided the Funds.

                 (10) (73) SPARK Report to be provided the Funds.

                 (11) (74) New SPARK Report and hard copy tape to be provided the Funds.

                 (12) (75) State Street to provide weekly report of fails for each Fund.

                 (13) All new SPARK reports must be reviewed and accepted by the Funds before they will be considered to comply with State Street's Custodian, Portfolio Accounting and Recordskeeping Agreements with the Funds, such acceptance not to be unreasonably withheld.

IV.      Responses

         I.       Fund Custodian Services

                  (a)      Page 2

                           Checkwriting privilege is $.35 per check - charged only for American Liquid Trust at this time. Other Fund agreements to be amended to include this charge if such privilege is ever offered to shareholders of other Funds.

                  (b) Page 3 (6) Individuals responsible for Fund services may change as long as the quality of the personnel is maintained.

                  (c) Page 6 (11) State Street is liable for the acts of its sub-custodians to the same extent that it is liable for the acts of its agents.

II.      Exhibits

         1.       Exhibit 1-2

                  (a) (6) Notices of corporate actions shall include, without limitation notices of class actions and bankruptcy actions in connection with issues held by the Funds.

                                FIRST AMENDMENT

                                       TO

             CUSTODIAN, FUND ACCOUNTING AND RECORDKEEPING AGREEMENT

                                 BY AND BETWEEN

                      KEYSTONE CUSTODIAN FUNDS, SERIES B-4

                                      AND

                      STATE STREET BANK AND TRUST COMPANY



         This First Amendment to the Custodian, Fund Accounting and Recordkeeping Agreement by and between Keystone Custodian Funds, Inc. ("KCF") as Trustee of Keystone Custodian Funds, Series B-4 (the "Fund') and State Street Bank and Trust Company ("State Street"), dated December 31, 1979 (the "Agreement') is made by and between the Fund and State Street as of January 1, 1982.

         In consideration of the mutual agreements contained herein, State Street and the Fund hereby agree to amend the Agreement by replacing all of
Section II, Paragraph 3(B) with the following provisions:

"B.      Deposit of Fund Assets in Securities Systems.

         Notwithstanding any other provision of this Agreement, State Street may deposit and/or maintain securities owned by the Fund in Depository Trust Company, a clearing agency registered with the Securities and Exchange Commission under Section 17A of the Securities Exchange Act of 1934, which acts as a securities depository, or in the book-entry system authorized by the U.S. Department of the Treasury and certain federal agencies, collectively referred to herein as the Treasury and certain federal agencies, collectively referred to herein as "Securities Systems(s)" in accordance with applicable Federal Reserve Board and Securities and Exchange Commission rules and regulations, if any, and subject to the following provisions:

         1. State Street may keep securities of the Fund in a Securities System provided that such securities are deposited in an account ("Account") of State Street in the Securities System which shall not include any assets of State Street other than assets held as a fiduciary, custodian or otherwise for customers;

         2. The records of State Street with respect to securities of the Fund which are maintained in a Securities System shall identify by bookentry those securities belonging to the Fund;

         3. State Street shall pay for securities purchased for the account of the Fund upon (i) receipt of advice from the Securities System that such securities have been transferred to the Account, and (ii) the making of an entry on the records of State Street to reflect such payment and transfer for the account of the Fund. State Street shall transfer securities sold for the account of the Fund upon (i) receipt of advice from the Securities System that payment for such securities has been transferred to the account, and (ii) the making of an entry on the records of State Street to reflect such transfer and payment for the account of the Fund. Copies of all advices from the Securities System of transfers of securities for the account of the Fund shall identify the Fund, be maintained for the Fund by State Street and be provided to the Fund at its request. State Street shall furnish the Fund confirmation of each transfer to or from the account of the Fund in the form of a written advice or notice and shall furnish to the Fund copies of daily transaction sheets reflecting each day's transactions in the Securities System for the account of Fund on the next business day;

         4. State Street shall promptly provide the Fund with any report obtained by State Street on the Securities System's accounting system, internal accounting control and procedures for safeguarding securities deposited in the Securities System. State Street shall promptly provide the Fund any report on State Street's accounting system, internal accounting control and procedures for safeguarding securities deposited with State Street which is reasonably requested by the Fund;

         5. Anything to the contrary in this Agreement notwithstanding, State Street shall be liable to the Fund for any claim, loss, liability, damage or expense to the Fund, including attorney's fees, resulting from use of a Securities System by reason of any negligence, misfeasance or misconduct of State Street or any of its agents or of any of its or their employees or from failure of State Street or any such agent to enforce effectively such rights as it may have against a Securities System. At the election of the Fund, it shall be entitled to be subrogated to the rights of State Street or its agents with respect to any claim against the Securities System or any other person which State Street or its agents may have as a consequence of any such claim, loss, liability, damage or expense if and to the extent that the Fund has not been made whole for any such loss or damage."

"BB.     State Street's Records

         The records of State Street (and its agents) with respect to its services for the Fund shall at all times during the regular business hours of State Street (or its agents) be open for inspection by duly authorized officers employees or agents of the Fund and employees and agents of the Securities and Exchange Commission."

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by a duly authorized office as of the day and year first written above.



                                           KEYSTONE CUSTODIAN FUNDS, INC.
                                           AS TRUSTEE FOR
                                           KEYSTONE CUSTODIAN FUND,
                                           SERIES B-4

                                          By: [illegible]
                                              ----------------------------------

ATTEST:


[illegible]
--------------------------------

                                          STATE STREET BANK AND TRUST COMPANY



                                          By: [illegible]
                                              ----------------------------------

ATTEST:


[illegible]
--------------------------------

                                SECOND AMENDMENT

                                       TO

             CUSTODIAN, FUND ACCOUNTING AND RECORDKEEPING AGREEMENT

                                 BY AND BETWEEN

                      KEYSTONE CUSTODIAN FUNDS, SERIES B-4

                                      AND

                      STATE STREET BANK AND TRUST COMPANY



         This Second Amendment to the Custodian, Fund Accounting and Recordkeeping Agreement by and between Keystone Custodian Funds, Inc. ("KCF") and Trustee of KEYSTONE CUSTODIAN FUNDS, SERIES B-4 (the "Fund") and STATE STREET BANK AND TRUST COMPANY ("State Street"), dated December 31, 1979 and amended January 1, 1982 (the "Agreement") is made by and between the Fund and State Street as of December 31, 1982.

         In consideration of the mutual agreements contained herein, State Street and the Fund hereby agree to amend the Agreement by replacing each of
Section II, Paragraph 4(G), Section II, paragraph 6(B), and Section II, Paragraph 7 with the following provisions:

         "4. G. Disbursements. Upon receipt of proper instructions, make or cause to be made, insofar as cash is available for the purpose, disbursements for the payment on behalf of the Fund of its costs and expenses or reimbursement to State Street or Keystone Custodian Funds, Inc. for their payment of any such costs and expenses including the management fee of the Fund as provided by the Fund's Trust Agreement, as amended."

         "6. B. Expense Reimbursement. State Street shall be entitled to receive from the Fund on demand reimbursement for its cash disbursements, expenses and charges, excluding salaries and usual overhead expenses, as set forth on the attached Schedule C."

         "7. The Fund shall pay State Street for its services as Custodian such compensation as shall be as specified in the attached Schedule C. Such compensation shall remain as provided in Schedule C until December 31, 1984, unless this Agreement is terminated as provided in section 8A; provided, however, that in the event either party terminates this Agreement as provided in section 8A State Street hereby guarantees and agrees that no new Agreement entered into between the parties shall require payment of compensation greater than that specified herein during such period."

         IN WITNESS WHEREOF, each of the parties hereto has caused this SECOND Amendment to the Agreement to be executed in its name and on its behalf by a duly authorized officer as of the day and year first written above.



                                           KEYSTONE CUSTODIAN FUNDS, INC.
                                           AS TRUSTEE FOR
                                           KEYSTONE CUSTODIAN FUND,
                                           SERIES B-4

                                          By: /s/ Ralph J. Spuehler Jr.
                                              ----------------------------------
                                              Treasurer

ATTEST:


/s/ Rosemary Van Antwerp
-------------------------------

                                          STATE STREET BANK AND TRUST COMPANY



                                          By: /s/ B. Weidlich
                                              ----------------------------------
                                               Vice President

ATTEST:


/s/ [illegible]
--------------------------------

                                                                      Schedule C



                      STATE STREET BANK AND TRUST COMPANY

                             Custodian Fee Schedule

                                  KEYSTONE B-4

                               (Effective 1/1/83)

----------------------------------------------------------------------------



I.       Administration

         Custody, Portfolio and Fund Accounting service - Maintain custody of fund assets. Settle portfolio purchases and sales. Report buy and sell fail. Determine and collect portfolio income. make cash disbursements and report cash transactions. Maintain investment ledgers, provide selected portfolio transactions, position and income reports. Maintain general ledger and capital stock accounts. Prepare daily trial balance. Calculate net asset value daily. Provide selected general ledger reports. Securities yield or market value quotations will be provided to State Street from a source designated by the Fund.

         The administration fee shown below is an annual charge, billed and payable monthly, based on average net assets and calculated in the same manner as the fund management fee.



                                   Annual Fee
                                   ----------

         Fund Net Assets
         ---------------
         First $35 million                                     1/15/of 1%
         Next $65 million                                      1/30 of 1%
         Excess                                               1/100 of 1%

         No Minimum



II.      Portfolio Trades - For each line item processed

         All Trades                                                 $10.00


III.     Holdings & Appraisal Charge

         For each issue maintained - monthly charge                 $ 5.00

IV.      Out-Of-Pocket Expenses

         A billing for the recovery of applicable out-of-pocket expenses will be made as of the end of each month. Out-of-pocket expenses include, but are not limited to the following:

                  Telephone
                  Wire charges ($3.65 per wire in and $3.50 out)
                  Postage and insurance
                  Courier service
                  Legal fees
                  Supplied related to fund records
                  Rush transfer - $8 each
                  Duplicating
                  DTC Eligibility Books
                  Transfer fees
                  Sub-custodian charges
                  Price Waterhouse Audit Letter
                  Check writing ($.50 per check)


This fee schedule will terminate 12/31/83

                                                                      Schedule C

                      STATE STREET BANK AND TRUST COMPANY

                             Custodian Fee Schedule

                                  KEYSTONE B-4

                               (Effective 1/1/84)

------------------------------------------------------------------------------



I.       Administration

         Custody, Portfolio and Fund Accounting service - Maintain custody of fund assets. Settle portfolio purchases and sales. Report buy and sell fail. Determine and collect portfolio income. Make cash disbursements and report cash transactions. Maintain investment ledgers, provide selected portfolio transactions, position and income reports. Maintain general ledger and capital stock accounts. Prepare daily trial balance. Calculate net asset value daily. Provide selected general ledger reports. Securities yield or market value quotations will be provided to State Street from a source designated by the Fund.

         The administration fee shown below is an annual charge, billed and payable monthly, based on average net assets and calculated in the same manner as the fund management fee.



                                   Annul Fee
                                   ---------

         Fund Net Assets
         ---------------

         First $35 million                                     1/15/of 1%
         Next $65 million                                      1/30 of 1%
         Excess                                               1/100 of 1%

         No Minimum


II.      Portfolio Trades - For each line item processed

         All Trades                                               $12.25


III.     Holdings & Appraisal Charge

         For each issue maintained - monthly charge               $ 5.00


IV.      Out-Of-Pocket Expenses

         A billing for the recovery of applicable out-of-pocket expenses will be made as of the end of each month. Out-of-pocket expenses include, but are not limited to the following:

                  Telephone
                  Wire charges ($3.65 per wire in and $3.50 out)
                  Postage and insurance
                  Courier service
                  Legal fees
                  Supplied related to fund records
                  Rush transfer - $8 each
                  Duplicating
                  DTC Eligibility Books
                  Transfer fees
                  Sub-custodian charges
                  Price Waterhouse Audit Letter
                  Check writing ($.50 per check)


This fee schedule will terminate 12/31/84

                                THIRD AMENDMENT

                                       TO

             CUSTODIAN, FUND ACCOUNTING AND RECORDKEEPING AGREEMENT

                                 BY AND BETWEEN

                      KEYSTONE CUSTODIAN FUND, SERIES B-4

                                      AND

                      STATE STREET BANK AND TRUST COMPANY


         This Third Amendment to the Custodian, Fund Accounting and Recordkeeping Agreement by and between KEYSTONE CUSTODIAN FUNDS, INC., AS TRUSTEE OF KEYSTONE CUSTODIAN FUND, SERIES B-4 (the "Fund")) and STATE STREET BANK AND TRUST COMPANY ("State Street"), dated December 31, 1979, amended January 1, 1982, and December 31, 1982 ("Agreement") is made by and between the Fund and State Street as of December 31, 1984.

         In consideration of the mutual agreements contained herein, State Street and the Fund hereby agree to amend the Agreement by replacing each of
Section II, Paragraph 6(B), and Section II, Paragraph 7 with the following provisions:


         "6. B. Expense Reimbursement. State Street shall be entitled to receive from the Fund on demand reimbursement for its cash disbursements, expenses and charges, excluding salaries and usual overhead expenses, as set forth on the attached Schedule D.


         "7. The Fund shall pay State Street for its services as Custodian such compensation as shall be as specified in the attached Schedule D. Such compensation shall remain as provided in Schedule D until December 31, 1986, unless this Agreement is terminated as provided in Section 8A; provided, however, that in the event either party terminates this Agreement as provided in
Section 8A State Street hereby guarantees and agrees that no new agreement entered into between the parties shall require payment during such period of compensation greater than that specified herein."

         IN WITNESS WHEREOF, each of the paries hereto has caused this Amendment to the Agreement to be executed in its name and on its behalf by a duly authorized officer as of the day and year first written above.

                                           KEYSTONE CUSTODIAN FUNDS, INC.
                                           AS TRUSTEE FOR
                                           KEYSTONE CUSTODIAN FUND,
                                           SERIES B-4

ATTEST:                                    By: /s/ Ralph Spuehler Jr.
                                           ----------------------------------
/s/ Rosemary Van Antwerp
-------------------------------------      Office: Treasurer



                                          STATE STREET BANK AND TRUST COMPANY


ATTEST:                                    By: /s/ B. Weidlich
                                           ----------------------------------
/s/ [illegible]
-------------------------------------      Office: Vice President

                                                                      Schedule D



                      STATE STREET BANK AND TRUST COMPANY

                             Custodian Fee Schedule

                      KEYSTONE CUSTODIAN FUNDS, SERIES B-4

                               (Effective 1/1/95)


I.       Administration

Custodian, Portfolio and Fund Accounting Service - Maintain custody of Fund assets. Settle portfolio purchases and sales. Report buy and sell fails. Determine and collect portfolio income. Make cash disbursements and report cash transactions. Maintain investment ledgers, provide selected portfolio transactions, position and income reports. Maintain general ledger and capital stock accounts. Prepare daily trial balance. Calculate net asset value daily. Provide selected general ledger reports. Securities yield or market value quotations will be provided to Sate street from a source designated by the Fund.

The administration fee shown below is an annual charge, billed and payable monthly, based on average net assets and calculated in the same manner as the Fund management fee.


                                   Annual Fee
                                   ----------

Fund Net Assets
---------------

First $35 million                   1/15 of 1%
Next  $65 million                   1/30 of 1%
Excess                             1/100 of 1%

No minimum


II.      Portfolio Trades - For each line item processed

         a)       Depository Trust Company and Federal Reserve
                  Book Entry System                                     $12.25

         b)       Physical delivery, options nd all other
                  trades                                                $16.00


III.     Holdings & Appraisal Charge

         For each issue maintained - monthly charge           $ 5.00


IV.      Out-of-Pocket Expenses

         A billing for the recovery of applicable out-of-pocket expenses will be made as of the end of each month. Out-of-pocket expenses include, but are not limited to the following:

                  Telephone
                  Wire charges ($3.85 per wire in the $3.60 out)
                  Postage and insurance
                  Courier service
                  Legal fees
                  Supplies related to Fund records
                  Rush transfer - $8.00 each
                  Duplicating
                  DTC eligibility books
                  Transfer fees
                  Sub-custodian charges
                  Price Waterhouse audit letter
                  Check writing ($.50 per check)


V.       Additional Accounting and Reporting Functions

         $150 per month


This fee schedule will terminate 12/31/86


#10160631

                                     FOURTH

                                   AMENDMENT

                                       TO

             CUSTODIAN, FUND ACCOUNTING AND RECORDKEEPING AGREEMENT

                                 BY AND BETWEEN

                        KEYSTONE CUSTODIAN FUNDS, INC.,
                                 AS TRUSTEE FOR
                      KEYSTONE CUSTODIAN FUND, SERIES B-4

                                      AND

                      STATE STREET BANK AND TRUST COMPANY



         This Fourth Amendment to the Custodian, Fund Accounting and Recordkeeping Agreement by and between KEYSTONE CUSTODIAN FUNDS, INC. AS TRUSTEE FOR KEYSTONE CUSTODIAN FUND, SERIES B-4 ("Fund") and STATE STREET BANK AND TRUST COMPANY ("State Street"), dated December 31, 1979 and amended through December 31, 1984 ("Agreement") is made by and between the Fund and State Street as of September 1, 1988.

         In consideration of the mutual agreements contained herein, State Street and the Fund hereby agree to amend the Agreement as follows:

         1. Section II, Paragraph 3(K) is amended by inserting the following language after Paragraph 3(J) and by renumbering existing Paragraph 3(K) as Paragraph 3(L):

              " K. Compliance with Applicable Rules and Regulations of The Options Clearing Corporation and National Securities or Commodities Exchanges or Commissions. Upon receipt of proper instructions, deliver securities in accordance with the provisions of any agreement among the Fund, the Custodian and a broker-dealer registered under the Securities Exchange Act of 1934 ("Exchange Act") and a member of the National Association of Securities Dealers, Inc.("NASD"), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange, or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Fund; or, upon receipt of proper instructions deliver securities in accordance with the provisions of any agreement among the Fund, the Custodian, and a Futures Commission Merchant registered under the Commodity Exchange Act, relating to compliance with the rules of the Commodity Futures Trading Commission and/or any Contract market, or any similar organization or organizations, regarding account deposits in connection with transactions by the Fund."

         2. Existing Section II, Paragraph 3(L) is renumbered as Paragraph 3(M).

         3. The following language is inserted after new Paragraph 3(M) as Paragraph 3(N) :

              " N. Segregated Account. The Custodian shall upon receipt of proper instructions, establish and maintain a segregated account or accounts for and on behalf of the Fund, into which account or accounts may be transferred cash and/or securities, including securities maintained in an account by the Custodian pursuant to Paragraph 3(B) hereof, (i) in accordance with the provisions of any agreement among the Fund, the Custodian and a broker-dealer registered under the Exchange Act and a member of the NASD (or any futures commission merchant registered under the Commodity Exchange Act), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange (or the Commodity Futures Trading Commission or any registered contract market), or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Fund, (ii) for purposes of segregating cash or government securities in connection with options purchased, sold or written by the Fund or commodity futures contracts or options thereon purchased or sold by the Fund,
(iii) for the purposes of compliance by the Fund with the procedures required by Investment Company Act Release No. 10666, or any subsequent release or releases of the Securities and Exchange Commission relating to the maintenance of segregated accounts by registered investment companies and (iv), for other proper corporate purposes, but only, in the case of clause (iv), upon receipt of, in addition to proper instructions, a certified copy of a resolution of the Board of Trustees signed by an officer of the Fund and certified by the Secretary or an Assistant Secretary, setting forth the purpose or purposes of such segregated account and declaring such purposes to be proper corporate purposes."

         4. Existing Section II, Paragraphs 3(M) and 3(N) are renumbered as Paragraphs 3(O) and 3(P).

         5. In all other respects the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by a duly authorized officer as of the day and year first above written.



ATTEST:                                 KEYSTONE CUSTODIAN FUNDS, INC.
                                        AS TRUSTEE FOR
                                        KEYSTONE CUSTODIAN FUND,
                                        SERIES B-4

/s/ Rosemary D. Van Antwerp             By: /s/ Albert H. Elfner, III
-----------------------------               ------------------------------
                                            President


ATTEST:                                 STATE STREET BANK AND TRUST
                                        COMPANY

/s/ [illegible]                              /s/ [illegible]
-----------------------------           By: ------------------------------
                                             Vice President

                                     FIFTH

                                   AMENDMENT

                                       TO

             CUSTODIAN, FUND ACCOUNTING AND RECORDKEEPING AGREEMENT

                                 BY AND BETWEEN

                         KEYSTONE CUSTODIAN FUNDS, INC.

                                 AS TRUSTEE OF

                      KEYSTONE CUSTODIAN FUND, SERIES B-4

                                      AND

                      STATE STREET BANK AND TRUST COMPANY


         This Fifth Amendment to the Custodian, Fund Accounting and Recordkeeping Agreement by and between KEYSTONE CUSTODIAN FUNDS, INC. AS TRUSTEE OF KEYSTONE CUSTODIAN FUND, SERIES B-4, ("Fund") and STATE STREET BANK AND TRUST COMPANY ("State Street"), dated December 31, 1979 and amended through September 1, 1988 ("Agreement") is made by and between the Fund and State Street as of January 1, 1989.

         In consideration of the mutual agreements contained herein, State Street and the Fund hereby agree to amend the Agreement as follows:

         1. Section 3-D of Section II entitled, Purchases is amended by concluding the first sentence of such paragraph with the following:

         "or, upon receipt by State Street of a facsimile copy of a letter of understanding with respect to a time deposit account of the Fund signed by any bank, whether domestic or foreign, and pursuant to Proper Instructions from the Fund as defined in Section 5-A, for transfer to the time deposit account of the Fund in such bank; such transfer may be effected prior to receipt of a confirmation from a broker and/or the applicable bank."

         2. Section II is amended by deleting existing Paragraph 7 and by inserting the following as Paragraph 7:

         " 7. The Fund shall pay State Street for its services as Custodian such compensation as shall be specified in the attached Exhibit A. Such compensation shall remain fixed until December 31, 1989, unless this Agreement is terminated as provided in Section 8A."

         3. In all other respects the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by a duly authorized officer as of the day and year first above written.


ATTEST:                                 KEYSTONE CUSTODIAN FUNDS, INC.
                                        AS TRUSTEE FOR
                                        KEYSTONE CUSTODIAN FUND,
                                        SERIES B-4

/s/ Rosemary D. Van Antwerp             By: /s/ Albert H. Elfner, III
-----------------------------               ------------------------------
                                            President

ATTEST:                                 STATE STREET BANK AND TRUST
                                        COMPANY

/s/ [illegible]                              /s/ [illegible]
-----------------------------           By: ------------------------------
                                             Vice President

                                     SIXTH
                                   AMENDMENT

                                       TO

             CUSTODIAN, FUND ACCOUNTING AND RECORDKEEPING AGREEMENT

                                 BY AND BETWEEN

                      KEYSTONE CUSTODIAN FUND, SERIES B-4
                                      AND
                      STATE STREET BANK AND TRUST COMPANY


         This Sixth Amendment to the Custodian, Fund Accounting and Recordkeeping Agreement by and between KEYSTONE CUSTODIAN FUND, SERIES B-4 ("Fund") and STATE STREET BANK AND TRUST COMPANY ("State Street"), dated December 31, 1979 and amended through January 1, 1989 ("Agreement"), is made by and between the Fund and State Street as of February 8, 1990.

         In consideration of the mutual agreements contained herein, State Street and the Fund hereby agree to amend the Agreement as follows:

         1. Section II is amended by deleting Paragraph 8 and by inserting the following as Paragraph 7A:

             " 7A. The Fund shall pay State Street for its services as Custodian such compensation as specified in the existing Schedule A. Such compensation shall remain fixed until March 31, 1990 unless this Agreement is terminated as provided in Paragraph 8A."

         2. In all other respects the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by a duly authorized officer as of the day and year first above written.



ATTEST:                                 KEYSTONE CUSTODIAN FUND,
                                        SERIES B-4

/s/ [illegible]                         By: /s/ [illegible]
-----------------------------               ------------------------------


ATTEST:                                 STATE STREET BANK AND TRUST
                                        COMPANY

/s/ [illegible]                              /s/ [illegible]
-----------------------------           By: ------------------------------
                                             Vice President

                                    SEVENTH

                                   AMENDMENT

                                       TO

             CUSTODIAN, FUND ACCOUNTING AND RECORDKEEPING AGREEMENT

                                 BY AND BETWEEN

                      KEYSTONE CUSTODIAN FUND, SERIES B-4

                                      AND

                      STATE STREET BANK AND TRUST COMPANY



         This Seventh Amendment to the Custodian, Fund Accounting and Recordkeeping Agreement by and between KEYSTONE CUSTODIAN FUND, SERIES B-4, a Pennsylvania common law trust organized and existing under the laws of the state of Pennsylvania and having a principal place of business at 99 High Street, Boston, Massachusetts 02110 (hereinafter called the "Fund"), and State Street Bank and Trust Company, a Massachusetts trust company, having its principal place of business at 225 Franklin Street, Boston, Massachusetts 02110 (hereinafter called the "Custodian").

         WHEREAS: The Fund and the Custodian are parties to a Custodian, Fund Accounting and Recordkeeping Agreement dated December 31, 1979, as most recently amended January 1, 1989 (the "Custodian Contract");

         WHEREAS: The Fund desires that the Custodian issue a letter of credit (the "Letter of Credit") on behalf of the Fund for the benefit of ICI Mutual Insurance Company (the "Company") in accordance with the Continuing Letter of Credit and Security Agreement and that the Fund's obligations to the Custodian with respect to the Letter of Credit shall be fully collateralized at all times while the Letter of Credit is outstanding by, among other things, segregated assets of the Fund equal to 100% of the Fund's proportionate share of the face amount of the Letter of Credit;

         WHEREAS: The Custodian Contract provides for the establishment of segregated accounts for proper Fund purposes upon Proper Instructions (as defined in the Custodian Contract); and

         WHEREAS: The Fund and the Custodian desire to establish a segregated account to hold the collateral for the Fund's obligations to the Custodian with respect to the Letter of Credit and to amend the Custodian Contract to provide for the establishment and maintenance thereof:

         WITNESSETH: That in consideration of the mutual covenants and agreements hereinafter contained, the parties hereto hereby amend the Custodian Contract as follows:

          1. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Custodian Contract.

          2. The Fund hereby instructs the Custodian to establish and maintain a segregated account (the "Letter of Credit Custody Account") for and on behalf of the Fund as contemplated by [Section II, Paragraph 3N (iv) of the Custodian Contract] for the purpose of collateralizing the Fund's obligations under this Amendment to the Custodian Contract.

          3. The Fund shall deposit with the Custodian and the Custodian shall hold in the Letter of Credit Custody Account cash, certificates of deposit, U.S. government securities or other high-grade debt securities owned by the Fund acceptable to the Custodian (collectively "Collateral Securities") equal to 100% of the Fund's proportionate share of the face amount which the Company may draw under the Letter of Credit. Upon receipt of such Collateral Securities in the Letter of Credit Custody Account, the Custodian shall issue the Letter of Credit to the Company.

          4. The Fund hereby grants to the Custodian a security interest in the Collateral Securities from time to time in the Letter of Credit Custody Account (the "Collateral") to secure the performance of the Fund's obligations to the Custodian with respect to the Letter of Credit, including, without limitation, under Section 5-144(3) of the Uniform Commercial Code. The Fund shall register the pledge of Collateral and execute and deliver to the Custodian such powers and instruments of assignment as may be requested by the Custodian to evidence and perfect the limited interest in the Collateral granted hereby.

          5. The Collateral Securities in the Letter of Credit Custody Account may be substituted or exchanged (including substitutions or exchanges which increase or decrease the aggregate value of the Collateral) only pursuant to Proper Instructions from the Fund after the Fund notifies the Custodian of the contemplated substitution or exchange and the Custodian agrees that such substitution or exchange is acceptable to the Custodian.

          6. Upon any payment made pursuant to the Letter of Credit by the Custodian to the Company, the Custodian may withdraw from the Letter of Credit Custody Account Collateral Securities in an amount equal in value to the amount actually so paid. The Custodian shall have with respect to the Collateral so withdrawn all of the rights of a secured creditor under the Uniform Commercial Code as adopted in the Commonwealth of Massachusetts at the time of such withdrawal and all other rights granted or permitted to it under law.

          7. The Custodian will transfer upon receipt all income earned on the Collateral to the Fund custody account unless the Custodian receives Proper Instructions from the Fund to the contrary.

          8. Upon the drawing by the Company of all amounts which may become payable to it under the Letter of Credit and the withdrawal of all Collateral Securities with respect thereto by the Custodian pursuant to Section 6 hereof, or upon the termination of the Letter of Credit by the Fund with the written consent of the Company, the Custodian shall transfer any Collateral Securities then remaining in the Letter of Credit Custody Account to another fund custody account.

          9. Collateral held in the Letter of Credit Custody Account shall be released only in accordance with the provisions of this Amendment to Custodian Contract. The Collateral shall at all times until withdrawn pursuant to Section 6 hereof remain the property of the Fund, subject only to the extent of the interest granted herein to the Custodian.

          10. Notwithstanding any other termination of the Custodian Contract, the Custodian Contract shall remain in full force and effect with respect to the Letter of Credit Custody Account until transfer of all Collateral Securities pursuant to Section 8 hereof.

          11. The Custodian shall be entitled to reasonable compensation for its issuance of the Letter of Credit and for its services in connection with the Letter of Credit Custody Account as agreed upon from time to time between the Fund and the Custodian.

          12. The Custodian Contract as amended hereby shall be governed by, and construed and interpreted under, the laws of the Commonwealth of Massachusetts.

          13. The parties agree to execute and deliver all such further documents and instruments and to take such further action as may be required to carry out the purposes of the Custodian Contract, as amended hereby.

          14. Except as provided in this Amendment, the Custodian Contract shall remain in full force and effect, without amendment or modification, and all applicable provisions of the Custodian Contract, as amended hereby, shall govern the Letter of Credit Custody Account and the rights and obligations of the Fund and the Custodian under this Amendment to Custodian Contract. No provision of this Amendment to Custodian Contract shall be deemed to constitute a waiver of any rights of the Custodian under the Custodian Contract or under law.

         IN WITNESS WHEREOF, each of the parties has caused this Amendment to Custodian Contract to be executed in its name and behalf by its duly authorized representatives and its seal to be hereunder affixed as of the 8th day of February, 1990.



ATTEST:                                 KEYSTONE CUSTODIAN FUND,
                                        SERIES B-4

/s/ [illegible]                         By: /s/ [illegible]
-----------------------------               ------------------------------


ATTEST:                                 STATE STREET BANK AND TRUST
                                        COMPANY

/s/ [illegible]                              /s/ [illegible]
-----------------------------           By: ------------------------------
    Assistant Secretary                      Vice President

                                     EIGHTH
                                   AMENDMENT
                                       TO
             CUSTODIAN, FUND ACCOUNTING AND RECORDKEEPING AGREEMENT
                                 BY AND BETWEEN
                      KEYSTONE CUSTODIAN FUND, SERIES B-4
                                      AND
                      STATE STREET BANK AND TRUST COMPANY

     This Eighth Amendment to the Custodian, Fund Accounting and Recordkeeping Agreement by and between KEYSTONE CUSTODIAN FUND, SERIES B-4 ("Fund") and STATE STREET BANK AND TRUST COMPANY ("State Street"), dated December 31, 1979 and as amended from time to time ("Agreement") is made by and between the Fund and State Street as of November 1, 1992.

     In consideration of the mutual agreements contained herein, State Street and the Fund hereby agree to amend the Agreement as follows:

I. THE FOLLOWING LANGUAGE IS INSERTED AFTER SECTION II, PARAGRAPH 3(0) AS PARAGRAPH 3(P):

     "P. Property of the Fund Held Outside of the United States

         1. Appointment of Foreign Subcustodians.

     State Street is authorized and instructed to employ as Subcustodians for the Fund's securities and other assets maintained outside of the United States the foreign banking institutions and foreign securities depositories designated on Schedule C hereto ("Foreign Subcustodians"). Upon receipt of Proper Instructions, together with a certified resolution of the Fund's Board of Trustees, State Street and the Fund may agree to amend Schedule C hereto from time to time to designate additional foreign banking institutions and foreign securities depositories to act as Foreign Subcustodians. Upon receipt of Proper Instructions from the Fund, State Street shall cease the employment of any one or more of such Subcustodians for maintaining custody of the Fund's assets.

         2. Assets to be Held.

     State Street shall limit the securities and other assets maintained in the custody of the Foreign Subcustodians to: (a) "foreign securities", as defined in paragraph (c)(1) of Rule 17f-5 under the Investment Company Act of 1940 ("1940 Act"), and (b) cash and cash equivalents in such amounts as State Street or the Fund may determine to be reasonably necessary to effect the Fund's foreign securities transactions.

         3. Foreign Securities Depositories.

     Except as may otherwise be agreed upon in writing by State Street and the Fund, assets of the Fund shall be maintained in foreign securities depositories only through arrangements implemented by the foreign banking institutions serving as Foreign Subcustodians pursuant to the terms hereof.

         4. Segregation of Securities.

     State Street shall identify on its books as belonging to the Fund, the foreign securities of the Fund held by each Foreign Subcustodian. Each agreement pursuant to which State Street employs a foreign banking institution shall require that such institution establish a custody account for State Street on behalf of the Fund, and physically segregate in that account, securities and other assets of the Fund, and, in the event that such institution deposits the Fund's securities in a foreign securities depository, that it shall identify on its books as belonging to State Street, as agent for the Fund, the securities so deposited (all collectively referred to as the "account").

         5. Agreements with Foreign Banking Institutions.

     Each agreement with a foreign banking institution shall be substantially in the form set forth in Schedule D hereto and shall provide that:

             a. the Fund's assets will not be subject to any right, charge, security interest, lien or claim of any kind in favor of the foreign banking institution or its creditors or agents, except a claim of payment for their safe custody or administration;

             b. the Foreign Subcustodian shall maintain insurance covering the Fund's assets,

             c. beneficial ownership for the Fund's assets will be freely transferable without the payment of money or value other than for custody or administration;

             d. adequate records will be maintained identifying the assets as belonging to the Fund;

             e. officers of or auditors employed by, or other representatives of State Street, including to the extent permitted under applicable law, the independent public accountants for the Fund, will be given access to the books and records of the foreign banking institution relating to its actions under its agreement with State Street;

             f. assets of the Fund held by the Foreign Subcustodian will be subject only to the instructions of State Street or its agents; and

             g. the Foreign Subcustodian will provide periodic reports with respect to the safekeeping of the Fund's assets, including notification of any transfer to or from the Fund's account.

         6. Access of Independent Accountants of the Fund.

     Upon request of the Fund, State Street will use its best efforts to arrange for the independent accountants of the Fund to be afforded access to the books and records of any foreign banking institution employed as a Foreign Subcustodian insofar as such books and records relate to the performance of such foreign banking institutions under its agreement with State Street.

         7. Reports by State Street.

     State Street will supply to the Fund from time to time, as mutually agreed upon, statements in respect of the securities and other assets of the Fund held by Foreign Subcustodians, including but not limited to an identification of entities having possession of the Fund's securities and other assets and advices or notifications of any transfers of securities of or from each custodian account maintained by a foreign banking institution for State Street on behalf of the Fund indicating, as to securities acquired for the Fund, the identity of the entity having physical possession of such securities.

         8. Transactions in Foreign Custody Account.

             a. Upon receipt of Proper Instructions, which may be continuing Instructions when deemed appropriate by the parties, State Street shall make or cause its Foreign Subcustodian to transfer, exchange or deliver foreign securities owned by the Fund, but, except to the extent explicitly provided in this Section II(3)(P), only in any of the cases specified in this Agreement:

             b. Upon receipt of Proper Instructions, which may be continuing Instructions when deemed appropriate by the parties, State Street shall pay out or, cause its Foreign Subcustodians to pay out monies of the Fund, but, except to the extent explicitly provided in this Section II(3)(P), only in any of the cases specified in this Agreement;

             c. Notwithstanding any provision of this Agreement to the contrary, settlement and payment for securities received for the account of the Fund and delivery of securities maintained for the account of the Fund may be effected in accordance with the customary or established securities trading or securities processing practices and procedures in the jurisdiction or market in which the transaction occurs, including, without limitation, delivering securities to the purchaser thereof or to a dealer thereof (or an agent for such purchaser or dealer) against a receipt with the expectation of receiving later payment for such securities from such purchaser or dealer;

             d. Securities maintained in the custody of a Foreign Subcustodian may be maintained in the name of such entity's nominee to the same extent as set forth in Section II, Paragraphs (2) and (3)(P) of this Agreement and the Fund agrees to hold any such nominee harmless from any liability as a holder of record of such securities.

         9. Liability of Foreign Subcustodians.

     Each agreement pursuant to which State Street employs a foreign banking institution as a Foreign Subcustodian shall require the institution to exercise reasonable care in the performance of its duties and to indemnify and hold harmless State Street and the Fund from and against any loss, damage, cost, expense, liability or claim arising out of or in connection with the institution's performance of such obligations. At the election of the Fund, it shall be entitled to be subrogated to the rights of State Street with respect to any claims against a foreign banking institution as a consequence of any such loss, damage, cost, expense, liability or claim if and to the extent that the Fund has not been made whole for any such loss, damage, cost, expense, liability or claim.

         10. Liability of State Street.

     State Street shall be liable to the Fund for the acts or omissions of a foreign banking institution appointed pursuant to these provisions to the same extent that such foreign banking institution is liable to State Street as provided under Section 3(P)(9); provided, however, that State Street shall not be liable to the Fund for any loss resulting from or caused by nationalization, expropriation, currency restrictions, acts of war or terrorism or other similar events or acts.

         11. Monitoring Responsibilities.

     State Street shall furnish annually to the Fund, during the month of June, information concerning the Foreign Subcustodians employed by State
Street. Such information shall be similar in kind and scope to that furnished to the Fund in connection with the initial approval of this Agreement. In addition, State Street will promptly inform the Fund in the event that State Street learns of a material adverse change in the financial condition of a Foreign Subcustodian or any material loss in the assets of the Fund, or is notified by a foreign banking institution employed as a Foreign Subcustodian that there appears to be a substantial likelihood that its shareholders' equity will decline below $200 million (U.S. dollars of the equivalent thereof) or that its shareholders equity has declined below $200 million (in each case computed in accordance with generally accepted U.S. accounting principles.)

         12. Branches of U.S. Banks.

     Except as otherwise set forth in this Agreement, the provisions hereof shall not apply where the custody of the Fund assets maintained is a foreign branch of a banking institution which is a "bank" as defined by Section 2(a)-(5) of the 1940 Act which meets the qualifications set forth in Section 26(a) of the 1940 Act. The appointment of any such branch as a subcustodian shall be governed by Paragraph 6(C) of Section II of this Agreement."

II. IN ALL OTHER RESPECTS THE AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by a duly authorized officer as of the day and year first above written.

ATTEST:                                  KEYSTONE CUSTODIAN FUND, SERIES B-4

/s/ Dorothy Bourassa                          /s/ Albert H. Elfner
---------------------------------        By: ----------------------------------
                                             President


ATTEST:                                  STATE STREET BANK AND TRUST COMPANY

/s/ Illegible                                /s/ Illegible
---------------------------------        By: ----------------------------------
                                             Vice President

                                                                      Schedule C
                                   SCHEDULE A
                                 17f-5 APPROVAL

The Board of Directors/Trustees of Keystone Custodian Fund, Series B-4 has approved certain foreign banking institutions and foreign securities depositories within State Street's Global Custody Network for use as subcustodians for the Fund's securities, cash and cash-equivalents held outside of the United States. Board approval is as indicated by the Fund's Authorized
Officer:

FUND
OFFICER
INITIALS   COUNTRY      SUBCUSTODIAN                CENTRAL DEPOSITORY

DEB        Argentina    Citibank, N.A.              Caja deValores S.A.

DEB        Australia    Westpac Banking             Austraclear Limited;
                        Corporation

                                                    Reserve Bank Information and
                                                    Transfer System (RITS)

DEB        Austria      GiroCredit Bank             Oesterreichische
                        Aktiengesellschaft          Kontrollbank AG
                        der Sparkassen

---        Bangladesh   Standard Chartered Bank     None

DEB        Belgium      Generale Bank               Caisse Interprofessionnelle
                                                    de Depots et de Virements
                                                    de Titres S.A. (CIK);

                                                    Banque Nationale de Belgique

---        Botswana     Barclays Bank of Botswana   None
                        Limited

DEB        Brazil       Citibank. N.A.              Bolsa de Valores de
                                                    Sao Paulo (Bovespa);


                                                    Banco Central do Brasil,
                                                    Systema Especial de
                                                    Liquidacao e Custodia
                                                    (SELIC)

DEB        Canada       Canada Trustco              The Canadian Depository
                        Mortgage Company            for Securities Limited (CDS)

                                   SCHEDULE A
                                 17f-5 APPROVAL
FUND
OFFICER
INITIALS   COUNTRY      SUBCUSTODIAN                CENTRAL DEPOSITORY

DEB        Chile        Citibank, N.A.              None

---        China        The Hongkong and            Shanghai Securities Central
                        Shanghai Banking            Clearing and Registration
                        Corporation Limited         Corporation (SSCCRC);

                                                    Schenzhen Securities
                                                    Registrars Co., Ltd. and
                                                    its designated agent banks

DEB        Colombia     Cititrust Colombia S.A.     None
                        Sociedad Fiduciaria

---        Cyprus       Barclays Bank PLC           None

---        Czech        Ceskoslovenska Obchodni     Stredisko Cennych Papiru
           Republic     Banka A.S.                  (SCP); Czech National
                                                    Bank (CNB)

DEB        Denmark      Den Danske Bank             Vaerdipapircentralen-
                                                    The Danish Securities
                                                    Center (VP)

---        Egypt        National Bank of Egypt      None

DEB        Finland      Kansallis-Osake-Pankki      The Central Share Register
                                                    of Finland

DEB        France       Banque Paribas              Societe Interprofessionnelle
                                                    pour la Compensation des
                                                    Valeurs Mobilieres
                                                    (SICOVAM);

                                                    Banque de France,
                                                    Saturne System

DEB        Germany      Berliner Handels-           The Deutscller
                        und Frankfurter Bank        Kassenverein AG

                                   SCHEDULE A
                                 17f-5 APPROVAL

FUND
OFFICER
INITIALS   COUNTRY     SUBCUSTODIAN                 CENTRAL DEPOSITORY


---       Ghana        Barclays Bank of Ghana       None
                       Limited

DEB       Greece       National Bank of Greece S.A. The Central Securities
                                                    Depository
                                                    (Apothetirio Titlon A.E.)

DEB       Hong Kong    Standard Chartered Bank     The Central Clearing and
                                                    Settlement System (CCASS)

DEB       Hungary      Citibank Budapest Rt.       None

---       India        The Hongkong and            None
                       Shanghai Banking
                       Corporation Limited

DEB       Indonesia    Standard Chartered Bank     None

---       Ireland      Bank of Ireland             None;

                                                   The Central Bank of Ireland,
                                                   The Gilt Settlement Office
                                                   (GSO)

---       Israel       Bank Hapoalim B.M.          The Clearing House of the
                                                   Tel Aviv Stock Exchange

DEB       Italy        Morgan Guaranty             Monte Titoli S.p.A.;
                       Trust Company
                                                   Banca d'Italia

DEB       Japan        Sumitomo Trust              None;
                       & Banking Co., Ltd.
                                                   Bank of Japan Net System

---       Jordan       The British Bank of the     None
                       Middle East

                                   SCHEDULE A
                                 17f-5 APPROVAL

FUND
OFFICER
INITIALS   COUNTRY      SUBCUSTODIAN                CENTRAL DEPOSITORY

---        Kenya        Barclays Bank of Kenya      None
                        Limited

DEB        Korea        Bank of Seoul               Korea Securities Depository
                                                    (KSD)

DEB        Malaysia     Standard Chartered Bank     None
                        Malaysia Berhad

DEB        Mexico       Citibank, N.A.              S.D. INDEVAL, S.A. de C.V.
                                                    (Instituto para el Deposito
                                                    de Valores);

                                                    Banco de Mexico

---        Morocco      Banque Commerciale          None
                        du Maroc

DEB        Netherlands  MeesPierson N.V.            Nederlands Centraal
                                                    Instituut voor Giraal
                                                    Effectenverkeer B.V.
                                                    (NECIGEF)

DEB        New Zealand  ANZ Banking Group           None;
                        (New Zealand) Limited
                                                    The Reserve Bank of
                                                    New Zealand,
                                                    Austraclear NZ

DEB        Norway       Christiania Bank og         Verdipapirsentralen-
                        Kreditkasse                 The Norwegian Registry
                                                    of Securities (VPS)

---        Pakistan     Deutsche Bank AG            None

DEB        Peru         Citibank, N.A.              Caja de Valores (CAVAL)

DEB        Philippines  Standard Chartered Bank     None

                                   SCHEDULE A
                                 17f-5 APPROVAL

FUND
OFFICER
INITIALS   COUNTRY      SUBCUSTODIAN                CENTRAL DEPOSITORY

---        Poland       Citibank Poland S.A.        The National Depository
                                                    of Securities (Centrum
                                                    Krajowego Depozvtu
                                                    Papierow Wartosciowych)

DEB        Portugal     Banco Comercial Portugues   Central de Valores
                                                    Mobiliarios (Central)

DEB        Singapore    The Development Bank        The Central Depository
                        of Singapore Ltd.           (Pte) Limlted (CDP)

---        South Africa Standard Bank of            None
                        South Africa Limited

DEB        Spain        Banco Santander, S.A.       Servicio de Compensacion y
                                                    Liquidacion de Valores
                                                    (SCLV);

                                                    Banco de Espana.
                                                    Anotaciones en Cuenta

---        Sri Lanka    The Hongkong and            The Central Depository
                        Shanghai Banking            System (Pvt) Limited
                        Corporation Limited

DEB        Sweden       Skandinaviska Enskilda      Vardepapperscentralen
                        Banken                      The Swedish Securities
                                                    Register Center (VPC)

DEB        Switzerland  Union Bank of Switzerland   Schweizerische Effekten-
                                                    Giro AG (SEGA)

---        Taiwan       Central Trust of China      The Taiwan Securities
                                                    Central Depository
                                                    Company, Ltd. (TSCD)

                                        SCHEDULE A
                                     17f-5 APPROVAL
FUND
OFFICER
INITIALS   COUNTRY      SUBCUSTODIAN                CENTRAL DEPOSITORY


DEB        Thailand     Standard Chartered Bank     The Share Depository Center
                                                    (SDC)

DEB        Turkey       Citibank, N.A.              Istanbul Stock Exchange
                                                    Settlement and Custody Co.,
                                                    Inc. (I.M.K.B. Takas ve
                                                    Saklama A.S.)

DEB        United       State Street Bank and       None;
           Kingdom      Trust Company
                                                    The Bank of England,
                                                    The Central Gilts Office
                                                    (CGO);
                                                    The Central Moneymarkets
                                                    Office (CMO)

DEB        Uruguay      Citibank, N.A.              None

DEB        Venezuela    Citibank, N.A.              None

---        Zambia       Barclays Bank of Zambia     None
                        Limited

---        Zimbabwe     Barclays Bank of Zimbabwe   None
                        Limited

DEB        Euroclear / State Street London Limited

DEB        Cedel / State Street London Limited



CERTIFIED BY:

/s/ Rosemary Van Antwerp                            9/27/94
------------------------------------------          ----------------------------
Fund's Authorized Officer                           Date

                                                                      Schedule D

                             SUBCUSTODIAN AGREEMENT

     AGREEMENT made this                          day of                _, 19__,
between State Street Bank and Trust Company, A Massachusetts Trust Company (hereinafter referred to as the "Custodian"), having its principal place of business at 225 Franklin Street, Boston, MA, and
(hereinafter referred to as the
"Subcustodian"), a                              organized under the laws of
                               and having an office at

     WHEREAS, Custodian has been appointed to act as Trustee, Custodian or Subcustodian of securities and monies on behalf of certain of its customers including, without limitation, collective investment undertakings, investment companies subject to the U.S. Investment Company Act of 1940, as amended, and employee benefit plans subject to the U.S. Employee Retirement Income Security Act of 1974, as amended;

     WHEREAS, Custodian wishes to establish Account (the "Account") with the Subcustodian to hold and maintain certain property for which Custodian is responsible as custodian; and

     WHEREAS, Subcustodian agrees to establish the Account and to hold and maintain all Property in the Account in accordance with the terms and conditions herein set forth.

     NOW THEREFORE, in consideration of the mutual covenants and agreements hereinafter contained, the Custodian and the Subcustodian agree as follows:

I. The Account

     A. Establishment of the Account. Custodian hereby requests that Subcustodian establish for each client of the Custodian an Account which shall be composed of:

       1. A Custody Account for any and all Securities (as hereinafter defined) from time to time received by Subcustodian therefor, and

       2. A Deposit Account for any and all Cash (as hereinafter defined) from time to time received by Subcustodian therefor.

     B. Use of the Account. The Account shall be used exclusively to hold, acquire, transfer or otherwise care for, on behalf of Custodian as custodian and the customers of Custodian and not for Custodian's own interest, Securities and such Cash or cash equivalents as are transferred to Subcustodian or as are received in payment of any transfer of, or as payment on, or interest on, or dividend from, any such Securities (herein collectively called "Cash").

     C. Transfer of Property in the Account. Beneficial ownership of the Securities and Cash in the Account shall be freely transferable without payment of money or value other than for safe custody and administration.

     D. Ownership and Segregation of Property in the Account. The ownership of the property in the Account, whether Securities, Cash or both, and whether any such property is held by Subcustodian in an Eligible Depository, shall be clearly recorded on Subcustodian's books as belonging to Custodian on behalf of Custodian's customers, and not for Custodian's own interest and, to the extent that Securities are physically held in the Account, such Securities shall also be physically segregated from the general assets of Subcustodian, the assets of Custodian in its individual capacity and the assets of Subcustodian's other customers. In addition, Subcustodian shall maintain such other records as may be necessary to identify the property hereunder as belonging to each Account.

     E. Registration of Securities in the Account. Securities which are eligible for deposit in a depository as provided for in Paragraph III may be maintained with the depository in an account for Subcustodian's customers. Securities which are not held in a depository and that are ordinarily held in registered form will be registered in the name of Subcustodian or in the name of Subcustodian's nominee, unless alternate Instructions are furnished by Custodian.

II. Services to Be Provided By the Subcustodian

The services Subcustodian will provide to Custodian and the manner in which such services will be performed will be as set forth below in this Agreement.

     A. Services Performed Pursuant to Instructions. All transactions involving the Securities and Cash in the Account shall be executed solely in accordance with Custodian's Instructions as that term is defined in Paragraph IV hereof, except those described in paragraph B below.

     B. Services to Be Performed Without Instructions. Subcustodian will, unless it receives Instructions from Custodian to the contrary:

       1. Collect Cash. Promptly collect and receive all dividends, income, principal, proceeds from transfer and other payments with respect to property held in the Account, and present for payment all Securities held in the Account which are called, redeemed or retired or otherwise become payable and all coupons and other income items which call for payment upon presentation, and credit Cash receipts therefrom to the Deposit Account.

       2. Exchange Securities. Promptly exchange Securities where the exchange is purely ministerial including, without limitation, the exchange of temporary Securities for those in definitive form and the exchange of warrants, or other documents of entitlement to Securities, for the Securities themselves.

       3. Sale of Rights and Fractional Interests. Whenever notification of a rights entitlement or a fractional interest resulting from a rights issue, stock dividend or stock split is received for the Account and such rights entitlement or fractional interest bears an expiration date, Subcustodian will promptly endeavor to obtain Custodian's Instructions, but should these not be received in time for Subcustodian to take timely action, Subcustodian is authorized to sell such rights entitlement or fractional interest and to credit the Account.

     4. Execute Certificates. Execute in Custodian's name for the Account, whenever Subcustodian deems it appropriate, such ownership and other certificates as may be required to obtain the payment of income from the Securities held in the account.

     5. Pay Taxes and Receive Refunds. To pay or cause to be paid from the Account any and all taxes and levies in the nature of taxes imposed on the property in the Account by any governmental authority, and to take all steps necessary to obtain all tax exemptions, privileges or other benefits, including reclaiming and recovering any foreign withholding tax, relating to the Account and to execute any declaration, affidavits, or certificates of ownership which may be necessary in connection therewith.

     6. Prevent Losses. Take such steps as may be reasonably necessary to secure or otherwise prevent the loss of, entitlements attached to or otherwise relating to property held in the Account.

     C. Additional Services.

       1. Transmission of Notices of Corporate Action. By such means as will permit Custodian to take timely action with respect thereto, Subcustodian will promptly notify Custodian upon receiving notices or reports, or otherwise becoming aware, of corporate action affecting Securities held in the Account (including, but not limited to, calls for redemption, mergers, consolidations, reorganizations, recapitalizations, tender offers, rights offerings, exchanges, subscriptions and other offerings) and dividend, interest and other income payments relating to such Securities.

       2. Communications Regarding the Exercise of Entitlements. Upon request by Custodian, Subcustodian will promptly deliver, or cause any Eligible Depository authorized and acting hereunder to deliver, to Custodian all notices, proxies, proxy soliciting materials and other communications that call for voting or the exercise of rights or other specific action (including material relative to legal proceedings intended to be transmitted to security holders) relating to Securities held in the Account to the extent received by Subcustodian or said Eligible Depository, such proxies or any voting instruments to be executed by the registered holder of the Securities, but without indicating the manner in which such Securities are to be voted.

       3. Monitor Financial Service. In furtherance of its obligations under this Agreement, Subcustodian will monitor a leading financial service with respect to announcements and other information respecting property held in the Account, including announcements and other information with respect to corporate actions and dividend, interest and other income payments.

III. Use of Securities Depository

     Subcustodian may, with the prior written approval of Custodian, maintain all or any part of the Securities in the Account with a securities depository or clearing agency which is incorporated or organized under the laws of a country other than the United States of America and is supervised or regulated by a government agency or regulatory authority in the foreign jurisdiction having authority over such depositories or agencies, and which operates (a) the central system for handling of designated securities or equivalent book entries in _
, or (b) a transnational system for the central handling of securities or equivalent book entries (herein called "Eligible Depository"), provided however, that, while so maintained, such Securities shall be subject only to the directions of Subcustodian, and that Subcustodian duties, obligations and responsibilities with regard to such Securities shall be the same as if such Securities were held by Subcustodian on its premises.

IV. Claims Against Property in the Account

     The property in the account shall not be subject to any right, charge, security interest, lien or claim of any kind (collectively "Charges") in favor of Subcustodian or any Eligible Depository or any creditor of Subcustodian or of any Eligible Depository except a claim for payment for such property's safe custody or administration in accordance with the terms of this Agreement. Subcustodian will immediately notify Custodian of any attempt by any party to assert any Charge against the property held in the Account and shall take all lawful actions to protect such property from such Charges until Custodian has had a reasonable time to respond to such notice.

V. Subcustodian's Warranty

     Subcustodian represents and warrants that:

     (A) It is a branch of a "qualified U.S. bank" or an "eligible foreign custodian" as those terms are defined in Rule 17f-5 of the Investment Company Act of 1940, a copy of which is attached hereto as Attachment A (the "Rule"), and Subcustodian shall immediately notify Custodian, in writing or by other authorized means, in the event that there appears to be a substantial likelihood that Subcustodian will cease to qualify under the Rule as currently in effect or as hereafter amended, or

     (B) It is the subject of an exemptive order issued by the United States Securities and Exchange Commission which order permits Custodian to employ Subcustodian notwithstanding the fact that Subcustodian fails to qualify under the terms of the Rule, and Subcustodian shall immediately notify Custodian, in writing or by other authorized means, if for any reason it is no longer covered by such exemptive order.

Upon receipt of any such notification required under (A) or (B) of this section, Custodian may terminate this Agreement immediately without prior notice to Subcustodian.

VI. Definitions

     A. Instructions. The term "Instructions" means:

        1. instructions in writing signed by authorized individuals designated as such by Custodian;

        2. telex or tested telex instructions of Custodian;

        3. other forms of instructions in computer readable form as shall customarily be used for the transmission of like information, and

        4. such other forms of communication as from time to time may be agreed upon by Custodian and Subcustodian, which Subcustodian believes in good faith to have been given by Custodian or which are transmitted with proper testing or authentication pursuant to terms and conditions which Custodian may specify.

     Unless otherwise expressly provided, ail Instructions shall continue in full force and effect until canceled or superseded. Subcustodian shall act in accordance with Instructions and shall not be liable for any act or omission in respect of any Instruction except in the case of willful default, negligence, fraud, bad faith, willful misconduct, or reckless disregard of duties on the part of Subcustodian. Subcustodian in executing all Instructions will take relevant action in accordance with accepted industry practice and local settlement practice.

     B. Account. The term "Account" means collectively the Custody Account, and the Deposit Account.

     C. Securities. The term "Securities" includes, without limitation, stocks, shares, bonds, debentures, debt securities (convertible or non-convertible), notes, or other obligations or securities and any certificates, receipts, futures contracts, foreign exchange contracts, options, warrants, scrip or other instruments representing rights to receive, purchase or subscribe for the same, or evidencing or representing any other rights or interests therein, or in any property or assets.

VII. Miscellaneous Provisions

     A. Statements Regarding the Account. Subcustodian will supply Custodian with such statements regarding the Account as Custodian may request, including the identity and location of any Eligible Depository authorized and acting hereunder. In addition, Subcustodian will supply Custodian an advice or notification of any transfers of Securities to or from the Account indicating, as to Securities acquired for the Account, if applicable, the Eligible Depository having physical possession of such Securities.

     B. Examination of Books and Records. Subcustodian agrees that its books and records relating to the Account and Subcustodian's actions under this Agreement shall be open to the physical, on-premises inspection and audit at reasonable times by officers of, auditors employed by or other representatives of Custodian
including (to the extent permitted under the law of                           )
the independent public accountants for any customer of Custodian whose property is being held hereunder and such books and records shall be retained for such period as shall be agreed upon by Custodian and Subcustodian.

     As Custodian may reasonably request from time to time, Subcustodian will furnish its auditor's reports on its system of internal controls, and Subcustodian will use its best efforts to obtain and furnish similar reports of any Eligible Depository authorized and acting hereunder.

     C. Standard of Care. In holding, maintaining, servicing and disposing of Property under this Agreement, and in fulfilling any other obligations hereunder, Subcustodian shall exercise the same standard of care that it exercises over its own assets, provided that Subcustodian shall exercise at least the degree of care and maintain adequate insurance as expected of a prudent professional Subcustodian for hire and shall assume the burden of proving that it has exercised such care in its maintenance of Property held by Subcustodian in its Account. The maintenance of the Property in an Eligible Depository shall not affect Subcustodian's standard of care, and Subcustodian will remain as fully responsible for any loss or damage to such securities as if it had itself retained physical possession of them. Subcustodian shall also indemnify and hold harmless Custodian and each of Custodian's customers from and against any loss, damage, cost, expense, liability or claim (including reasonable attorney's fees) arising out of or in connection with the improper or negligent performance or the nonperformance of the duties of Subcustodian.

Subcustodian shall be responsible for complying with all provisions of the law of __, or any other law, applicable to Subcustodian in connection with its duties hereunder, including (but not limited to) the payment of all transfer taxes or other taxes and compliance with any currency restrictions and securities laws in connection with its duties as Subcustodian.

     D. Loss of Cash or Securities. Subcustodian agrees that, in the event of any loss of Securities or Cash in the Account, Subcustodian will use its best efforts to ascertain the circumstances relating to such loss and will promptly report the same to Custodian and shall use every legal means available to it to effect the quickest possible recovery.

     E. Compensation of Subcustodian. Custodian agrees to pay to Subcustodian from time to time such compensation for its services and such out-of-pocket or incidental expenses of Subcustodian pursuant to this Agreement as may be mutually agreed upon in writing from time to time.

     F. Operating Requirements. The Subcustodian agrees to follow such Operating Requirements as the Custodian may establish from time to time. A copy of the current Operating Requirements is attached as Attachment B to this Agreement

     G. Termination. This Agreement may be terminated by Subcustodian or Custodian on 60 days' written notice to the other party, sent by registered mail, provided that any such notice, whether given by Subcustodian or Custodian, shall be followed within 60 days by Instructions specifying the names of the persons to whom Subcustodian shall deliver the Securities in the Account and to whom the Cash in the account shall be paid If within 60 days following the giving of such notice of termination, Subcustodian does not receive such Instructions, Subcustodlan shall continue to hold such Securities and Cash subject to this Agreement until such Instructions are given. The obligations of the parties under this Agreement shall survive the termination of this Agreement.

     H. Notices. Unless otherwise specified in this Agreement, all notices and communications with respect to matters contemplated by this Agreement shall be in writing, and delivered by mail, postage prepaid, telex, SWIFT, or other mutually agreed telecommunication methods to the following addresses (or to such other address as either party hereto may from time to time designate by notice duly given in accordance with this paragraph):

To Subcustodian:

To Custodian:     State Street Bank and Trust Company
                  Securities Operations/
                  Network Administration
                  P.O. Box 1631
                  Boston, MA 02105

     I. Confidentiality. Subcustodian and Custodian shall each use its best efforts to maintain the confidentiality of the property in the Account and the beneficial owners thereof, subject, however, to the provisions of any laws, requiring disclosure. In addition, Subcustodian shall safeguard any test keys, identification codes or other security devices which Custodian shall make available to it. The Subcustodian further agrees it will not disclose the existence of this Agreement or any current business relationship unless compelled by applicable law or regulation or unless it has secured the Custodian's written consent.

     J. Assignment. This Agreement shall not be assignable by either party but shall bind any successor in interest of Custodian and Subcustodian respectively.

     K. Governing Law. This Agreement shall be governed by and construed in
accordance with the laws of                         . To the extent inconsistent
with this Agreement or Custodian's Operating Requirements as attached hereto, Subcustodian's rules and conditions regarding accounts generally or custody accounts specifically shall not apply.

CUSTODIAN: STATE STREET BANK AND TRUST COMPANY

By:
    -----------------------------------

Date:
     ----------------------------------


AGREED TO BY SUBCUSTODIAN

----------------------------------------------

By:
    ------------------------------------

Date:
     ------------------------------------